                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 23, 2002





                              HARTFORD LIFE, INC.
                  -------------------------------------------
                          (Exact name of registrant as
                           specified in its charter)

                     Delaware                   001-12749
           (State or other jurisdiction         (Commission
                  of Incorporation)             File Number)

                                   06-1470915
                                 (IRS Employer
                              Identification No.)



                              Hartford Life, Inc.
                              200 Hopmeadow Street
                             Simsbury, Connecticut
            (Address of principal executive offices of registrant)

                                     06089
                                    Zip Code

                                 (860) 547-5000
                          Registrant's telephone number
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Item 4.      Changes in Registrant's Certifying Accountants.

     On April 18, 2002, the Board of Directors of The Hartford Financial Services Group, Inc. ("The Hartford"), the ultimate parent company of Hartford Life, Inc. (the "Company"), engaged Deloitte & Touche LLP ("Deloitte") as The Hartford's independent auditors for the fiscal year 2002. Deloitte will commence its engagement with the review of The Hartford's financial statements for the second quarter of 2002. Accordingly, Deloitte will commence its engagement as the Company's independent auditors with the review of the Company's financial statements for the second quarter of 2002.


Item 7.      Financial Statements and Exhibits.

(a)  Financial Statement of Businesses acquired. Not applicable.
(b)  Pro forma financial information. Not applicable.
(c)  The following are filed as exhibits to this Current Report:

Exhibit
Number    Description
-------   -----------
  99.1 Form 8-K Current Report of The Hartford Financial Services Group, Inc., dated April 23, 2002, as filed with the Securities and Exchange Commission on April 23, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HARTFORD LIFE, INC.


Date:    April 23, 2002            By:      /s/ NEAL S. WOLIN
                                            -------------------------
                                   Name:    Neal S. Wolin
                                   Title:   Executive Vice President

                              EXHIBIT INDEX



Exhibit
Number    Description
-------   -----------

  99.1 Form 8-K Current Report of The Hartford Financial Services Group, Inc., dated April 23, 2002, as filed with the Securities and Exchange Commission on April 23, 2002.